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                                                                      EXHIBIT 14
                       CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Registration Statement on Form N-5 of our report included herein dated August 2, 1997, relating to the financial statements of EASTERN VIRGINIA SMALL BUSINESS INVESTMENT CORPORATION and to the reference of our Firm under the caption "Experts" in the Prospectus.

/s/ HOFFMAN, MORRISON & FITZGERALD, P.C.


HOFFMAN, MORRISON & FITZGERALD, P.C.
McLean, VA
September 30, 1997